EXHIBIT 32
INSULET CORPORATION
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Insulet Corporation (the “Company”) on Form 10-K for the fiscal year ending December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Duane DeSisto, President and Chief Executive Officer of the Company, and Carsten Boess, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to our knowledge, that:
(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: March 20, 2008
/s/ Duane DeSisto
Duane DeSisto
President and Chief Executive Officer
/s/ Carsten Boess
Carsten Boess
Chief Financial Officer